Financial result, net (Details Textual) $ in Millions		12 Months Ended
		Dec. 31, 2018 COP ($)	Dec. 31, 2017 COP ($)	Dec. 31, 2016 COP ($)	Dec. 31, 2016 USD ($)
Disclosure of financial result, net [Abstract]
Interest costs capitalised		$ 200,833	$ 191,651		$ 341,209
Provision, reversal	[1]			$ 688,664

[1]	On November 8, 2016, the Ministry of Mines and Energy concluded that the resources that were restricted in relation to this process were not royalties and, therefore, were not due to the Comuneros. In accordance with the foregoing, the resources held by Ecopetrol are its property, without any claim or discussion to date regarding ownership title thereof. On November 8, 2016, the amount claimed reached COP$688,664, originated mostly from the valuation and financial yield of the fund where the resources were deposited. The recovery of this provision was recognized in the net financial results of the period ending December 31, 2016.